UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2010

PROVIDENCE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-30377 (Commission File Number)	06-1538201 (IRS Employer Identification No.)

500 N. Capital of Texas Highway, Building 3, Suite 100, Austin, Texas  78746

 (Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (512) 970-2888

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders

On August 31, 2010, Providence Resources, Inc. (the “Company”) held a special meeting of its shareholders to consider a reverse split of its common stock on the basis of six shares for one share.

The measure to reverse split the Company’s common stock on a six for one basis was approved by the 26,934,908 shares voted in favor as compared to the 4,821,508 shares voted in opposition with 5 votes abstaining from the vote.

The Company intends to effect the reverse split on that date determined in coordination with the Financial Industry Regulatory Authority (FINRA) and its transfer agent.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Providence Resources, Inc.                                                                 Date

By: /s/ Gilbert Burciaga                                                                                    August 31, 2010

Name: Gilbert Burciaga

Title: Chief Executive Officer, Chief Financial Officer, and Director